Corporate Presentation January 2018 Exhibit 99.1

Third-party industry and market information included herein has been obtained from sources believed to be reliable, but the accuracy or completeness of such information is not guaranteed by, has not been independently verified by, and should not be construed as a representation by, Paratek. The information contained in this presentation is accurate only as of the date hereof. “Paratek” and the Paratek logo are trademarks and service marks of Paratek. All other trademarks, service marks, trade names, logos and brand names identified in this presentation are the property of their respective owners. Certain statements in this presentation, including responses to questions, contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of such statements include, but are not limited to, statements about our strategy, future operations, prospects, plans, objectives of management, availability of data from our clinical studies, potential use of our product candidates, including Omadacycline and Sarecycline, the market acceptance of our product candidates, the strength of, and protection offered by, our intellectual property position, the potential clinical risks and efficacy of, and market opportunities for, our product candidates, the timing and stability of our supply chain, the timing of clinical development of, and regulatory approval for, our product candidates, and the nature and timing of our collaboration agreements with respect to our product candidates. The words “anticipate,” “estimate,” “expect,” “potential,” “will,” “project” and similar terms and phrases are used to identify forward-looking statements. These statements are based on current information and belief and are not guarantees of future performance. Our ability to predict results, financial or otherwise, or the actual effect of future plans or strategies, is inherently uncertain and actual results may differ from those predicted depending on a variety of factors. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations or whether the forward-looking statements ultimately prove to be correct. Except as required by law, we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Among the risks and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements include: delays in clinical trials or unexpected results; the risk that data to date and trends may not be predictive of future results; the failure of collaborators to perform obligations under our collaboration agreements; our failure to obtain regulatory approval for our product candidates; if we obtain regulatory approval for our product candidates, the risk that the terms of such approval may limit how we manufacture and market our product candidates; delays in our supply chain, delays in undertaking or completing clinical trials; our products not gaining the anticipated acceptance in the marketplace or acceptance being delayed; our products not receiving reimbursement from healthcare payors; the effects of competition; our inability to protect our intellectual property and proprietary technology through patents and other means; the need for substantial additional funding to complete the development and commercialization of our product candidates; and the other risks described in the “Risk Factors” section and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2016, and our other filings with the SEC. Safe Harbor Statement

Paratek Investment Highlights

Omadacycline: Potential Blockbuster Antibiotic in Both Hospital and Community Settings

Potential Blockbuster Antibiotic	• If Approved, 1st New, Once-daily, Multi-indication, Oral Antibiotic in > 10Yrs • > $9 Billion Potential Addressable Market in U.S.*
Modernized Tetracycline: A Promising Antibiotic Profile	• Positive Ph3 Data in Skin Infections (IV/Oral + Oral only) • Positive Ph3 Data in Community Acquired Bacterial Pneumonia (IV/Oral) • Established Safety Profile in > 1,900 subjects
Clear Registration Path: U.S. FDA and EU EMA	• SPA + QIDP + Fast Track • Rolling NDA underway; completion of NDA projected in Q1 2018
Additional Pipeline Potential	• UTI Ph2 underway • Biodefense opportunity: Tx & prophylaxis in plague and anthrax • Life-cycle opportunities: Lyme Dx, prostatitis, Rickettsial Dx
Capital Efficient Commercial Model	• Significant Value Proposition = Hospitalization Minimization • Hospital Promotion Without Branded Broad-spectrum IV + Oral Competitors
Non-dilutive Funding Options	• Omadacycline: Ex-U.S. Commercial Rights (except China) • Sarecycline: Milestones + U.S. Royalties (Allergan); Ex-U.S. Rights (PRTK)

(*) Paratek estimates based on 2015 AMR data current treatment failure rates and a Zyvox 2015 pricing analogue

1/5/2018 3

PARATEK

Experienced Senior Management Team Michael F. Bigham Chairman & CEO Evan Loh, MD President, COO & CMO Led Tygacil Development Doug Pagán Chief Financial Officer Adam Woodrow Chief Commercial Officer Led Tygacil Commercialization William Haskel General Counsel & Corporate Secretary

Omadacycline: A Modernized Tetracycline

First-in-Class Aminomethylcycline: RestoringTetracycline Efficacy by Overcoming Resistance

7-Position Modification:
Overcomes Efflux Pump



9-Position Modification:
Overcomes Ribosomal Protection


100 mg / vial
OMC
150

- **No** known metabolites
- **No** CYP interactions identified
- **No** anticipated monitoring
- **No** dosage modifications or monitoring anticipated in hepatic or renal impairment
- **No** hERG channel effects (TQTc[1] study completed at 3x therapeutic exposures)
- **No** known DDI effects identified
- **Low** propensity to induce *C. diff*[2]

(1) Thorough QTc study
(2) Wilcox ECCMID 2016

1/5/2018 5
PARATEK

Two NDA-Ready Assets U.S. FDA NDA Approvals Projected in 2018 Research Preclinical Phase 1 Phase 2 Phase 3 Pre-Registration NDA Filing Commercial Rights Omadacycline Sarecycline (U.S.) (ex-U.S.) (Global) UTI (Oral & IV) – QIDP (cUTI / uUTI) ABSSSI (Oral & IV) – QIDP + SPA CABP (Oral & IV) – QIDP + SPA Inflammatory Acne (Acne Vulgaris) Positive Efficacy Studies or NDA Filied ABSSSI (Oral only ) – QIDP 1Q ‘18 4Q ‘17 Biodefense Pathogens

Timing of Key Milestones U.S. FDA NDA Approvals Projected in 2018 for Both Omadacycline and Sarecycline Omadacycline Events Timing Results ABSSSI Phase 3 data: IV and oral Q2 2016 Positive Phase 3 data UTI Phase 1b data: PK/PD Q4 2016 Proof-of-principle CABP Phase 3 data: IV and oral Q2 2017 Positive Phase 3 data ABSSSI Phase 3 data: Oral-only Q3 2017 Positive Phase 3 data UTI Phase 2 initiation Q4 2017 Enrolling Initiate rolling NDA submission Dec 2017 Initiated Complete NDA submission Q1 2018 TBD Projected NDA approval Q4 2018 TBD Sarecycline Events1 Timing Results Phase 3 efficacy studies Q1 2017 Positive Phase 3 data NDA (Allergan) submission Oct 2017 Accepted Projected NDA Approval 2H 2018 TBD Allergan licensed US development & commercial rights

Omadacycline Commercial Opportunity Potential Blockbuster Antibiotic in Both Hospital and Community Settings

Omadacycline Possesses a Multitude of Differentiated Attributes

No Generic Broad Spectrum IV-Oral Hospital Competitors

Attribute	Omadacycline[4]	Quinolones[1,2,3]	Cephalosporins[1,2,3]	Oxazolidinones[1,2,3]	Glycopeptides[1,2,3]
S. pneumoniae	✓	✓	✓	✓	✓
MDR *E.Coli*[5]	✓	✗	✗	✗	✗
Legionella species	✓	✓	✗	✗	✗
S. aureus (MRSA, MSSA)	✓	✗	✗	✓	✓
Low *C. diff* Incidence	✓	✗	✗	✓	✓
Limited Drug-Drug Interactions	✓	✓	✓	✗	✓
No Major Safety Considerations	✓	Tendon Rupture Neurotoxicity	✓	Serotonin syndrome Thrombocytopenia	Renal Toxicity Ototoxicity
Once Daily IV/Oral Dosing	✓	✓	✗	✗	✗

Sources: 1. JMI surveillance 2010, data on file 2. JMI Surveillance 2015, data on file 3. Product Label 4. Anticipated attributes and or activity based on current data 5. In-vitro data, Paratek data on file.

1/5/2018 9

PARATEK

Key Factors Enabling Omadacycline Formulary Endorsement Multiple Indications with a Bioequivalent(1) IV and Oral Formulation confidential contingency/scenario planning document. for internal discussion purposes only. Omadacycline Ceftaroline Delafloxacin Tedizolid Dalbavancin Oritavancin Multiple Community Indications at Launch Once-Daily IV N/A Once-Daily Oral Broad-Spectrum Bacterial Coverage No Renal or Hepatic Dosage Modifications Low C. difficile propensity Sources: Package Inserts, First Data Bank (1) IV and oral exposures are equivalent. N/A

Compelling Educational Opportunity Amplifies Unmet Need Awareness at Launch

Perception of Resistance to Oral Treatments is Low & Doesn't Match Reality

Resistance rates for generic oral broad-spectrum antibiotics used for CABP						
Common Pathogens (>80% of all infections[1])	**Penicillin**	**Amoxi-Clav**	**Erythromycin**	**Tetracycline**	**Trim-Sulfa**	**Levofloxacin**
S. pneumoniae	66.9%	29.8%	61.6%	33.8%	43%	2.6%

Resistance rates for generic oral broad-spectrum antibiotics used for ABSSSI					
Common Pathogens (>80% of all infections[1a])	**TMP/SMX[2]**	**Tetracycline[3]**	**Clindamycin[3]**	**Amoxicillin/ Clavulanic acid[3]**	**Levofloxacin[3]**
Staphylococcus aureus	2.3%	3.6%	15.0%	42.3%	36.5%
MRSA	4.3%	4.7%	28.5%	100%	63.3%
β-hemolytic streptococci	NA[4]	43.6%	18.6%	0%	0.3%

1a. Clinical and Laboratory Standards Institute (CLS) 2015 Criteria
Flamm RK, et al. Activity of omadacycline tested against Streptococcus pneumoniae from a global surveillance program (2014). Poster presented at Interscience Conference on Antimicrobial Agents and Chemnotherapy (ICAAC); September 17-21, 2015; San Diego, CA. Abstract C-554. Morrissey I et al. ECCMID 2014. Abstract P-1584

1. Corey GR, et al. *Clin Infect Dis;* 2010;51(6):641-650.
2. JMI Surveillance 2010. Data on file.
3. JMI Surveillance 2016. Data on file.
4. JMI Surveillance. 2010. Data on file. β-hemolytic streptococci are not tested with TMP/SMX and it is presumed to be at least 25% resistant. All other streptococci combined resistance is 35%.
5. Kaye KS, et al. *PLOS*. November 24, 2015. https://doi.org/10.1371/journal.pone.0143276.

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CONFIDENTIAL CONTINGENCY/SCENARIO PLANNING DOCUMENT. FOR INTERNAL DISCUSSION PURPOSES ONLY.

PARATEK

Hospital Launch: Narrow Spectrum or IV-Only Antibiotic Launches Omadacycline Will Be Competitive with the Best of These Launches Text goes here Launch Dates: Ceftazidime/Avibactam: Apr 2015 Dalbavancin: Jul 2014 Oritavancin: Oct 2014 Ceftolozane/Tazobactam:Dec 2014 Ceftaroline: Jan 2011 Tigecycline:Jun 2005 Key Omadacycline launch attributes 1st new monotherapy for CABP in over a decade 2 indications at launch Once daily dosing Both an IV and Oral formulation

Hospital Launch for Omadacycline:

Success Begins with Specialists in Years 1-2 Post-Launch

HOSPITAL

1-2 years post launch

- IDs
- Pulmonologists
- Hospitalists
- PharmD IDs
- ER Doctors

COMMUNITY

2+ years post launch

- Internal Medicine
- Primary Care Provider
- NPs, PAs
- Urgent Care

~6.7M[1] CABP and ABSSSI Patients Suffer Annually

~900k CABP and ABSSSI Patients We Can Help with Omadacycline

~23.7M[1] CABP and ABSSSI Patients Suffer Annually

~1.2M CABP and ABSSSI Patients We Can Help with Omadacycline

Source 1. 20% est failures (based on hospital patterns) of first line MRSA treatment

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PARATEK

Community Promotion 2+ Years Post-Launch Expands The Market Omadacycline Has the Potential to Realize This Opportunity

Physicians Confirm Unmet Medical Needs Omadacycline Provides a Valuable Option Source: Paratek sponsored market research Known Safety Profile Established Efficacy in a Monotherapy Equivalent IV & Oral Physicians Recognize the Positive Attributes of Omadacycline Modernized Tetracycline Confidence to Discharge Patient More Oral Options New Therapies to Overcome Drug Resistance Greater Safety Alternative to Quinolones There are Unmet Needs that Omadacycline Will Address Reduce Hospital Length of Stay Reduce Nursing Time Lack of Different Class Options Reduce Usage of Multi-Drug Combinations Once Daily Dosing Reduce Nursing Time Lower C.diff Potential

Physician Antibiotic Treatment Decision Priorities Omadacycline Offers Simplified Solutions to a Complicated Treatment Decision Source: Paratek sponsored market research How Confident am I About the Coverage for this Patient? Suspected resistance gram +, gram -, atypical, or anaerobe Potentially polymicrobial Are There Safety Concerns that Outweigh Expected Efficacy? Drug-drug interactions C. difficile history QTc, neurological, tendonitis Renal impairment 1 2 Does the patient have complicating factors for treatment? Efficacy Safety 3 Are There Affordability Concerns? Cost to hospital Cost to patient Barriers to prescribing Access Physician Decision Priorities

Antibiotic Use-Limiting IV-only Formulations & Safety Considerations in CABP

Omadacycline: A Convenient Monotherapy Once-Daily Oral-IV Alternative

HOSPITAL

Primary Antibiotic Options in CABP

IDSA/ATS Recommends a Targeted Empirical Antimicrobial Therapy[1]

Beta-lactam + **Macrolide**

OR

Quinolones

Increased Length of Stay

Safety Considerations

The Omadacycline Patient:

- ***Elevated Resistance Risk***
- ***Polymicrobial Pathogen Risk:***
  - Diabetes, Elderly
- ***Contraindications to Generic Options***
  - ß-lactam allergy
  - Quinolone AE's (tendon rupture, confusion)
  - Recent history of *C.diff*

Sources: 1. Lionel A. Mandel, Richard Wunderink, Antonio Anzueto et al. *Clin Infect Dis* 2007; 44:S27-72

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PARATEK

Antibiotic Use-Limiting IV-only Formulations & Safety Considerations in ABSSSI

Omadacycline: A Convenient Monotherapy Once-Daily Oral-IV Alternative

HOSPITAL

Primary Antibiotic Options in ABSSSI

IDSA Recommends a Targeted MRSA Antimicrobial Therapy[1]

Vancomycin OR **Linezolid**

OR

Vancomycin/ Linezolid + **Piperacillin Tazobactam**

Increased Length of Stay

+

Safety Considerations

The Omadacycline Patient:

- ***Elevated Resistance Risk***
- ***Polymicrobial Pathogen Risk:***
  - Diabetes, Elderly, IVDU
- ***Contraindications to Generic Options***
  - Renal insufficiency
  - SSRI/MAOI DDI
  - ß-lactam allergy

Sources: 1. Dennis L. Stevens, Alan Bisno, Henry F. Chambers et al. *Clin Infect Dis* First published online June 18, 2014, www.merckmanuals.com/professional/infectiousdisease/bacteria-and-antibacterial-drugs/fluoroquinolones; Retrieved 8/2017, www.merckmanuals.com/professional/infectiousdisease/bacteria-and-antibacterial-drugs/vancomycin. Retrieved 8/2017, Zyvok (linezolid) package insert. New York: Pfizer Inc; 2017.

1/5/2018 18

CONFIDENTIAL CONTINGENCY/SCENARIO PLANNING DOCUMENT. FOR INTERNAL DISCUSSION PURPOSES ONLY.

PARATEK

Addressable U.S. Hospital Market: ~890K patients $2.6B Opportunity by 2028

Empiric IV to Oral Monotherapy in Patients Who Fail to Respond or Are Intolerant to Generic Option

ABSSSI: Empiric IV to Oral , resistance suspected or intolerant

3,300K[1] Hospitalized ABSSSI → **~12%[2]** Need broad sp + MRSA coverage = **~400k patients** X **$3,000[5]** = **$1.2B opportunity**

CABP: Empiric IV to Oral , resistance suspected or intolerant

3,400K[1] Hospitalized CABP → **~14%[3]** Need alternative to FQ or ceph+macrolide = **~490k patients** X **$3,000[5]** = **$1.4B opportunity**

Total $2.6B[7] Potential Opportunity

(1) AMR data (2015): Projected to 2028

(2) Of patients never receiving confirmed pathogen and getting potential MRSA coverage, 30%+ switch therapies (i.e., to another empiric therapy)

(3) Primary market research (est 18% of hospitalized CABP patients & 16.5% of community CABP patients are "high-risk" and suspected/confirmed to have a resistant pathogen)

(4) DRG Current Treatment: Gram Negative Infections (ID's est ~20% failure rate for fluoroquinolones)

(5) Cost per course based on health outcome analysis, 10 day course of therapy and cost of branded Zyvox therapy as an analogue

(6) Cost per course based on mid point for levofloxacin course in UTI, a 450mg OMC daily dose, and 50% price premium to branded oral Zyvox as an analog

(7) Paratek estimates based on 2015 AMR data current treatment failure rates and a Zyvox 2015 pricing analogue

1/5/2018 19

PARATEK

MSLs Hired Omadacycline U.S. Timeline to Launch (January 2019) MSL Education, Publications, HEOR & Payer Dialogue Complete Submission (NDA Filing) NDA Acceptance Anticipated NDA Action Payer Reimbursement and Trade Discussions Finalize Pricing Scientific Exchange OPDP Review of Marketing Materials Account Teams Hired Publications/News Flow Continues KPI Dashboard Budget Impact Model and Health Economic Analysis and Publications Sales Teams Hired and Trained Regulatory Product Supply confidential contingency/scenario planning document. for internal discussion purposes only. Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar 2017 2018 2019 Commercial Readiness Completed Actions: Commercial Team Hired Payer Mktg Team Hired Advisory Boards Market Research Disease State Education Initial Payer Research Campaign Development Launch Sales Management Team Hired

Focus of Launch Efforts Awareness & Education Leading to Access & Use Advocacy Formulary Access Utilization Scientific Exchange Unbranded Disease State Education Programs Publications HEOR Publications Payer Discussions Guidelines Awareness & Education Access Behavior Change + = Trial Usage Adoption Pre Launch Post Launch

Pre-Launch and 1st Year Post-Launch Key Deliverables Publications, Payer Reviews, Distributors & Patient Assistance Programs in Place Pre Launch Publications: All phase 3 manuscripts in press OMC CID supplement in press Health value dossier: Budget Impact Model in press Payers: OMC reviewed by major payers Distributors: All distributors for both IV and Oral under contract PRTK patient assistance program: In place at launch Post Launch 3 months Post-Launch: 33% of covered lives under contract 12 months Post-Launch: 66% of covered lives under contract 12 months Post-Launch: 50% of target hospital formularies

Omadacycline Efficacy and Safety in ABSSSI and CABP Positive Benefit:Risk Profile Supports Regulatory Path to Approval

Omadacycline OASIS-1 Study Results Achieved Primary Efficacy Endpoints for Both FDA and EMA EMA Co - Primary Endpoints Delta (95% CI) -0.7 (-6.3, 4.9) Delta (95% CI) +2.5 (-3.2, 8.1) Delta (95% CI) +2.8 (-0.9, 7.1) FDA Primary Endpoint Omadacycline Linezolid

*S. anginosus group consists of: S. anginosus, S. intermedius, and S. constellatus. MRSA, methicillin-resistant Staphylococcus aureus; MSSA, methicillin-susceptible Staphylococcus aureus; VSE, vancomycin-susceptible enterococci. Clinical Success at PTE by Baseline Pathogen (OASIS-1) Highly Effective Across Key Gram (+) Skin Pathogens Omadacycline (N=228) Linezolid (N=227) Baseline Pathogen N1 Favorable Response n (%) N1 Favorable Response n (%) Staphylococcus aureus 156 130 (83.3) 151 126 (83.4) MRSA 69 57 (82.6) 50 43 (86.0) MSSA 88 74 (84.1) 102 84 (82.4) Streptococcus anginosus group 47 36 (76.6) 37 26 (70.3) Streptococcus pyogenes 11 8 (72.7) 18 16 (88.9) Enterococcus faecalis (VSE) 10 9 (90.0) 13 12 (92.3) *10 or More Isolates for Omadacycline

FDA Primary Endpoint 81.1 88.4 92.5 82.7 85.2 90.5 30 20 10 0 40 50 80 70 60 90 100 Early Clinical Response - ITT Omadacycline Moxifloxacin Delta (95% CI) -1.6 (-7.1, 3.8) Clinical Success at PTE - ITT Clinical Success at PTE - CE-PTE Delta (97.5% CI) +3.3 (-2.7, 9.3) Delta (97.5% CI) +2.0 (-3.2, 7.4) EMA Co - Primary Endpoints Omadacycline OPTIC Study Results Achieved Primary Efficacy Endpoints for Both FDA and EMA

Clinical Success at PTE by Baseline Pathogen* (OPTIC)

Highly Effective Across Key Gram (+), Gram (–) & Atypical CABP Pathogens

	Omadacycline (N=204)		Moxifloxacin (N=182)	
Baseline Pathogen	N	Clinical Success n (%)	N	Clinical Success n (%)
Atypical Pathogens	118	109 (92.4)	106	97 (91.5)
Mycoplasma *pneumoniae*	70	66 (94.3)	57	50 (87.7)
Chlamydophila pneumoniae	28	25 (89.3)	28	25 (89.3)
Legionella pneumophila	37	35 (94.6)	37	36 (97.3)
Gram-Negative Bacteria (aerobes)	79	67 (84.8)	68	55 (80.9)
Haemophilus influenzae	32	26 (81.3)	16	16 (100.0)
Haemophilus parainfluenzae	18	15 (83.3)	17	13 (76.5)
Klebsiella pneumoniae	13	10 (76.9)	13	11 (84.6)
Gram-Positive Bacteria (aerobes)	61	52 (85.2)	56	49 (87.5)
Streptococcus pneumoniae	43	37 (86.0)	34	31 (91.2)
PSSP	26	23 (88.5)	22	21 (95.5)
Macrolide Resistant	10	10 (100.0)	5	5 (100.0)
Staphylococcus aureus	11	8 (72.7)	11	9 (81.8)

*10 or More Isolates for Omadacycline

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PARATEK

EMA Co-Primary Endpoints Delta (95% CI) +5.0 (-0.2, 10.3) Delta (95% CI) +3.3 (-2.2, 9.0) Delta (95% CI) +2.3 (-0.5, 5.8) FDA Primary Endpoint Omadacycline OASIS-2 Study Results Achieved Primary Efficacy Endpoints for Both FDA and EMA

Clinical Success at PTE Baseline Pathogen (OASIS-2)

Highly Effective Across Key Gram (+) Skin Pathogens

	Omadacycline (n=276)		Linezolid (n=287)	
Baseline Pathogen	N	Clinical Success n (%)	N	Clinical Success n (%)
Staphylococcus aureus	220	182 (82.7)	233	186 (79.8)
MRSA	104	89 (85.6)	107	85 (79.4)
MSSA	120	97 (80.8)	130	103 (79.2)
Staphylococcus lugdunensis	5	4 (80.0)	0	0
Streptococcus pyogenes	29	20 (69.0)	16	9 (56.3)
Streptococcus anginosus group	57	49 (86.0)	45	33 (73.3)
Streptococcus anginosus	27	24 (88.9)	20	16 (80.0)
Streptococcus intermedius	23	18 (78.3)	24	16 (66.7)
Streptococcus constellatus	9	8 (88.9)	7	5 (71.4)
Enterococcus faecalis	8	8 (100.0)	12	9 (75.0)
VRE	0	0	2	2 (100.0)
VSE	7	7 (100.0)	10	7 (70.0)

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PARATEK

Selected TEAS Occurring in ≥2% of Patients Receiving Omadacycline in the Pooled Phase 3 CABP and ABSSSI Clinical Trials Omadacycline (N = 1073) Linezolid (N = 689) Moxifloxacin (N = 388) Nausea1 14.9 8.7 5.4 Vomiting1 8.3 3.9 1.5 Diarrhea2 2.4 2.9 8.0 Transaminase Elevations Increased 4.3 4.4 5.2 Headache 2.9 3.0 1.3 Events of Nausea and Vomiting in Phase 3 CABP and ABSSSI Clinical Trials CABP IV/Oral ABSSSI IV/Oral ABSSSI Oral-Only IV Oral IV Oral Oral (D1 thru D2) Oral (D3 thru EOT) Nausea1 0.5 2.4 4.3 9.1 25.2 4.1 Vomiting 1.8 1.0 1.2 4.5 12.5 4.1 Most Frequent TEAEs in the OASIS-1, OASIS-2 and OPTIC Studies Omadacycline Safety and Tolerability Profile Established 1 Nearly all events of nausea and vomiting were mild or moderate in severity, resolved, and were not treatment limiting. Only 4 patients (0.4%) discontinued OMC treatment for nausea or vomiting. 2 Diarrhea occurred in 2.4% of OMC patients and no cases of C. difficile infection were reported in OMC patients

Completed Omadacycline Phase 1b UTI Study Design Imminent Need to Replace Quinolones in Cystitis Group 1 (n=10) Dose 200 mg IV Day 1 Dose 300 Oral q24h Days 2-5 Screening (≤ 48 hours prior to randomization) End of Treatment (Day 6) Post Treatment Evaluation Follow-Up Group 2 (n=10) Dose 300 mg Oral q12h Day 1 Dose 300 mg Oral q24h Days 2-5 Group 3 (n=11) Dose 450 mg Oral q12h Day 1 Dose 450 mg Oral q24h Days 2-5 5 – 9 Days Post Last Dose 30 – 37 Days Post First Dose Serial Blood and Urine Samples Collected for Pharmacokinetic (PK)

Oral Bioavailability Results in High Omadacycline Concentrations in Urine Supports Development for a UTI Indication Day 5 Day 1

Phase 2 UTI Program Underway Adaptive Dosing Designs Employed in Cystitis and Acute Pyelonephritis Studies ~200 patients oral omadacycline (up to 450mg) 7 days oral nitrofurantoin 7 days Day 14 (+/- 2d) Post-Therapy Evaluation (PTE) Day 1 Day 7 End of Treatment (EOT) Day 30 - 37 Final Follow-up Cystitis IV omadacycline 7-10 days IV to oral levofloxacin 7-10 days Days 21 (± 2 days) PTE Day 1 Day 7-10 EOT Day 28 (± 2 days) Final Follow-up IV to oral omadacycline 7-10 days Acute Pyelonephritis

Key Financial Information Key Metrics 12/31/17 balance Total Cash, Cash Equivalents, and Marketable Securities $152.0 million Gross Long-term Debt Obligation $60.0 million Basic Shares Outstanding 27,941,015 Stock Options, Restricted Stock Units, and Warrants Outstanding 4,897,977 Funding Projected through Q2 2019

Equity Research Analyst Coverage Paratek Pharmaceuticals, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Paratek Pharmaceuticals, Inc.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Paratek Pharmaceuticals, Inc. or its management. Paratek Pharmaceuticals, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations. Firm Analyst Baird Mike Ulz BTIG Research Robert (Bert) Hazlett Cantor Fitzgerald Louise Chen Gabelli Kevin Kedra Guggenheim Adnan Butt HC Wainwright Ed Arce Ladenburg Thalmann Kevin DeGeeter Leerink Partners Paul Matteis Raymond James Laura Chico Wedbush Robert Driscoll LifeSci Advisors David Sherman

Paratek Investment Highlights

Omadacycline: Potential Blockbuster Antibiotic in Both Hospital and Community Settings

Potential Blockbuster Antibiotic	• If Approved, 1st New, Once-daily, Multi-indication, Oral Antibiotic in > 10Yrs • > $9 Billion Potential Addressable Market in U.S.*
Modernized Tetracycline: A Promising Antibiotic Profile	• Positive Ph3 Data in Skin Infections (IV/Oral + Oral only) • Positive Ph3 Data in Community Acquired Bacterial Pneumonia (IV/Oral) • Established Safety Profile in > 1,900 subjects
Clear Registration Path: U.S. FDA and EU EMA	• SPA + QIDP + Fast Track • Rolling NDA underway; completion of NDA projected in Q1 2018
Additional Pipeline Potential	• UTI Ph2 underway • Biodefense opportunity: Tx & prophylaxis in plague and anthrax • Life-cycle opportunities: Lyme Dx, prostatitis, Rickettsial Dx
Capital Efficient Commercial Model	• Significant Value Proposition = Hospitalization Minimization • Hospital Promotion Without Branded Broad-spectrum IV + Oral Competitors
Non-dilutive Funding Options	• Omadacycline: Ex-U.S. Commercial Rights (except China) • Sarecycline: Milestones + U.S. Royalties (Allergan); Ex-U.S. Rights (PRTK)

(*) Paratek estimates based on 2015 AMR data current treatment failure rates and a Zyvox 2015 pricing analogue

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PARATEK

Back Up

Addressable U.S. Community Market: ~2.1M patients $5.4B Opportunity by 2028

Empiric Oral Monotherapy in Patients Who Fail to Respond or are Intolerant to Generic Option

Community population	Segment	Share		Cases		Cost per course		Opportunity
14,400K[1] Community ABSSSI	ABSSSI: Empiric oral treatment, resistance suspected or Intolerant	~5%[2] Need broad sp + MRSA coverage	=	~735k cases	X	$2,100[5]	=	$1.5B opportunity
9,370K[1] Community CABP	CABP: Empiric oral treatment, resistance suspected or Intolerant	~6%[3] Need alternative to FQ	=	~510k cases	X	$2,100[4]	=	$1.1B opportunity
33,000K[1] Community UTI	UTI: Empiric treatment, ESBL suspected or Intolerant	~3%[4] Need alternative to FQ	=	~890k cases	X	$3,150[6]	=	$2.8B opportunity

Total $5.4B[7] Potential Opportunity

[1] IMS-NDTI date (2014-2015): Projected to 2028
[2] Estimate based on current oral treatment failure rates
[3] Primary market research (est 18% of hospitalized CABP patients & 16.5% of community CABP patients are "high-risk" and suspected/confirmed to have a resistant pathogen)
[4] Estimate from 2016 Primary research with Urologists.
[5] Cost per course based on health outcome analysis, 7 day course of therapy and cost of branded Zyvox therapy as an analogue
[6] Cost per course based on mid point for levofloxacin course in UTI, a 450mg OMC daily dose, and 50% price premium to branded oral Zyvox as an analog
[7] Paratek estimates based on IMS-NDTI (2014-2015) projected to 2028 using current treatment failure rates and a Zyvox 2015 pricing analogue

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PARATEK

Omadacycline IP Protection and Market Exclusivity GAIN Act Ensures 10 Years of Market Exclusivity Anticipated Patent Term Extension Key Composition of Matter Patent (U.S. 7,553,828) Expires June 2023 Possible 6 month pediatric exclusivity extension 2000 2005 2010 2015 2020 2025 2030 Patent Issued File NDA Approval GAIN Act Extension - In Parallel - U.S. Data Exclusivity: Hatch Waxman 5-years 5-years IP Protection: Regulatory Protection: